UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2006
NASTECH PHARMACEUTICAL COMPANY INC.
(Exact name of registrant as specified in charter)

DELAWARE (State or other jurisdiction of incorporation)	0-13789 (Commission File Number)	11-2658569 (IRS Employer Identification No.)

3450 Monte Villa Parkway
Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)
425-908-3600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 REGULATION FD DISCLOSURE
     On September 20, 2006, Jeff Davis, Head, Global New Business Development, Procter & Gamble Pharmaceuticals, and Timothy M. Duffy, Executive Vice President of Marketing, Business Development & Legal of Nastech Pharmaceutical Company Inc. (the “Company”) gave a presentation at the Biobusiness Network 2006 Conference at the Hotel President Wilson, Geneva, Switzerland. A copy of this presentation is furnished herewith as Exhibit 99.1
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

99.1	Biobusiness Network 2006 presentation of Procter & Gamble Pharmaceuticals and Nastech Pharmaceutical Company Inc.

     The information contained herein and in the accompanying exhibit is being furnished pursuant to “Item 7.01 Regulation FD Disclosure” and “Item 9.01 Financial Statements and Exhibits.” The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nastech Pharmaceutical Company Inc
(Registrant)

By:	/s/ Philip C. Ranker
Name:	Philip C. Ranker
Title:	CFO

Dated:
September 20, 2006

EXHIBIT INDEX

99.1	Biobusiness Network 2006 presentation of Procter & Gamble Pharmaceuticals and Nastech Pharmaceutical Company Inc.